UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 3, 2013

CUBIST PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue

Lexington, Massachusetts 02421

(Address of Principal Executive Offices, including Zip Code)

(781) 860-8660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Purchase Agreement

On September 4, 2013, Cubist Pharmaceuticals, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, Barclays Capital Inc. and RBC Capital Markets, LLC (the “Representatives”), as the representatives of the initial purchasers (the “Initial Purchasers”) relating to the sale of $300 million aggregate principal amount of  1.125% Convertible Senior Notes due 2018 (the “2018 Notes”) and $400 million aggregate principal amount of 1.875% Convertible Senior Notes due 2020 (the “2020 Notes”, together with the 2018 Notes, the “Notes”) to the Initial Purchasers. The Company also granted the Initial Purchasers options to purchase up to an additional $50 million aggregate principal amount of each series of the Notes.

The Purchase Agreement includes customary representations, warranties and covenants. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, and/or certain of their respective affiliates, are lenders and/or agents under our existing credit facility.  Morgan Stanley & Co. LLC is acting as our financial advisor in connection with our proposed acquisition of Optimer Pharmaceuticals, Inc. (“Optimer”) and Barclays Capital Inc. is acting as our financial advisor in connection with our proposed acquisition of Trius Therapeutics, Inc.  They will receive customary fees and commissions for these services and they and the other Initial Purchasers and their respective affiliates have received, and may in the future receive, customary fees and commissions for the types of services described above.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Bond Hedge and Warrant Transactions

In connection with the offering of the Notes, on September 4, 2013, the Company entered into convertible bond hedge transactions with three counterparties, Morgan Stanley & Co. International plc, Barclays Bank PLC and Royal Bank of Canada (the “Option Counterparties”).  The convertible bond hedge transactions are generally expected, but not guaranteed, to reduce the potential dilution and/or offset the cash payments the Company is required to make in excess of the principal amount of converted Notes, in each case, upon conversion of the Notes in the event that the market price per share of the Company’s common stock, as measured under the terms of the convertible bond hedge transactions, is greater than the conversion price of the Notes. The Company also entered into warrant transactions in which it sold warrants to the Option Counterparties exercisable into a maximum of 11,252,150 shares of its common stock, which are subject to customary anti-dilution adjustments. The strike price of the warrants will initially be $96.43 per share, which is 55% above the last reported sale price of the Company’s common stock on September 4, 2013. The warrants are exercisable over the 80 trading day period beginning on November 30, 2018 or November 30, 2020, as applicable. The warrant transactions will have a dilutive effect to the extent that the market price per share of the Company’s common stock exceeds the applicable strike price of the warrants during the measurement period at the maturity of the warrants. The Company paid the Option Counterparties approximately $157 million for the convertible bond hedge transactions and received approximately $107 million from the Option Counterparties for the warrants, resulting in a net cost to the Company of approximately $51 million. The Company may enter into one or more additional convertible bond hedge transactions and warrant transactions if the Initial Purchasers exercise their options to purchase up to an additional $50 million aggregate principal amount of either series of the Notes.

Aside from the initial payment of a premium to the Option Counterparties, the Company will not be required to make any cash payments to the Option Counterparties under the convertible bond hedge transactions and will be entitled to receive from the Option Counterparties a number of shares of the Company’s common stock, an amount of cash or a combination of cash and shares of the Company’s common stock generally based on the amount by which the market price per share of the Company’s common stock, as measured under the terms of the convertible bond hedge transactions, is greater than the conversion price of the Notes during the relevant valuation period under the convertible bond hedge transactions. However, if the market price per share of the Company’s common stock, as measured under the terms of the warrant transactions, exceeds the strike price of the warrants during the measurement period at the maturity of the warrants, the Company will owe the Option Counterparties shares of its common stock. The Company will not receive any additional proceeds if warrants are exercised.

The foregoing description of the convertible bond hedge transactions and warrant transactions is qualified in its entirety by reference to the base convertible bond hedge transaction confirmations relating to the convertible bond hedge transactions and the base warrant transaction confirmations relating to the warrant transactions with each of the three Option Counterparties, which are filed as Exhibits 10.1 through 10.12 to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment to Credit Agreement

On September 3, 2013, the Company entered into Amendment No. 1 to Credit Agreement, Collateral Agreement and Material Guarantee Agreement (the “Amendment”), by and among the Company, certain subsidiaries of the Company, the lenders party thereto and Royal Bank of Canada as Administrative Agent (the “Agent”). The Amendment amended the Credit Agreement, dated as of November 20, 2012, by and among the Company, the lenders from time to time party thereto and the Agent (as amended by the Amendment, the “Credit Agreement”).

Among other things, the Credit Agreement was amended to (i) permit entry into the Purchase Agreement and the Convertible Bond Hedge and Warrant Transactions; (ii) adjust the definition of Consolidated EBITDA to permit specific potential acquisitions; (iii) modify certain covenants related to investments, restricted payments and indebtedness; (iv) add additional financial covenants including a Senior Secured Leverage Ratio and minimum liquidity requirement; (v) allow for an additional $150 million accordion feature subject to pro forma compliance with financial covenants under the Credit Agreement; and (vi) increase the maximum permitted level of the financial covenant related to the Company’s Total Leverage Ratio.

In addition, the Amendment added a new pricing tier based on the Company’s Total Leverage Ratio, as defined in the Credit Agreement. As a result, the applicable margin ranges from 2.25% to 3.00% for the Eurodollar rate and 1.25% to 2.00% for the base rate based on the Company’s Total Leverage Ratio.

This description is a summary and is qualified in its entirety by reference to the full text of the Amendment, which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending on September 30, 2013.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 “Amendment to Credit Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, on September 4, 2013, the Company entered into warrant transactions with each of the Option Counterparties. Pursuant to the warrant transactions, the Company issued 8,492,260 warrants with a strike price of $96.43 per share. The number of warrants and the strike price are subject to adjustment under certain circumstances described in the warrant transaction confirmations. The Company offered and sold the warrants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither the warrants nor the underlying shares of common stock (issuable in the event the market price per share of the common stock exceeds the strike price of the warrants on the date the warrants are exercised) have been registered under the Securities Act. Neither the warrants nor such underlying shares of common stock may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item  8.01  Other Events

On September 5, 2013, the Company issued a press release announcing the pricing of the Notes.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item  9.01  Financial Statements and Exhibits

(d)    Exhibits

1.1

Purchase Agreement, dated as of September 4, 2013, between Cubist Pharmaceuticals, Inc., Morgan Stanley & Co. LLC, Barclays Capital Inc. and RBC Capital Markets, LLC, as Representatives of the Initial Purchasers

10.1

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.2.

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.3

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.4

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.5

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.6

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.7

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.8

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.9

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.10

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.11	Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Barclays Bank

PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.12

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

99.1	Press Release dated September 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

By:	/s/ Michael J. Tomsicek
Name:	Michael J. Tomsicek
Title:	Senior Vice President and Chief Financial Officer

Date: September 5, 2013

EXHIBIT INDEX

Exhibit No.	Description
1.1

Purchase Agreement, dated as of September 4, 2013, between Cubist Pharmaceuticals, Inc., Morgan Stanley & Co. LLC, Barclays Capital Inc. and RBC Capital Markets, LLC, as Representatives of the Initial Purchasers

10.1

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.2.

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.3

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.4

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.5

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.6

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.125% Convertible Senior Notes due 2018

10.7

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.8

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.9

Base convertible bond hedge transaction confirmation, dated as of September 4, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.10

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Morgan Stanley & Co. International plc and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.11

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Barclays Bank PLC and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

10.12

Base issuer warrant transaction confirmation, dated as of September 4, 2013, by and between Royal Bank of Canada and Cubist Pharmaceuticals, Inc., in reference to the 1.875% Convertible Senior Notes due 2020

99.1	Press Release dated September 5, 2013.